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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)                   June 23, 1997


                    MEHL/BIOPHILE INTERNATIONAL CORPORATION
                    ---------------------------------------
              (Exact Name of Company as Specified in its Charter)



DELAWARE                             0-11969                  22-2408186
--------                             -------                  ----------
(State or other jurisdiction       (Commission           (IRS Employer
incorporation or organization)     File Number)          Identification Number)


4127 27th Lane N.W., Gainesville, Florida                32606
-----------------------------------------                -----
(Address of principal executive office)                  (Zip Code)

Company's telephone number, including area code         (352) 373-2565


                                      N/A
                           ------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)(1)(i) On June 23, 1997, MEHL/Biophile International Corporation (the "Company") dismissed Bond, Andiola & Company ("BA&C") as the Company's independent accounts.


        (a)(1)(ii) The reports of BA&C on the Company's financial statements for the years ended May 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (a)(1)(iii) The decision to change accountants was recommended and approved by the Company's Board of Directors.

        (a)(1)(iv) During the last two fiscal years and the period from June 1, 1997 through June 23, 1997 the Company has not had any disagreement with BA&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would require disclosure in this Current Report on Form 8-K.

        (a)(2)(i) On June 23, 1997, the Company engaged Joseph Decosimo and Company as the Company's independent accountants.

        (a)(3) Attached hereto as an exhibit is the letter of BA&C addressed to the Securities and Exchange Commission as required by Item 304(a) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)             Not applicable.

        (b)             Not applicable.

        (c)             Exhibits
                     A. Letter of Bond, Andiola & Company


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                        MEHL/BIOPHILE INTERNATIONAL CORPORATION
                                        ---------------------------------------
                                                       Registrant


Date: June 24, 1997                     By: /s/ Thomas L. Mehl, Sr.
                                            -----------------------------------
                                            Thomas L. Mehl, Sr.
                                            President



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